Exhibit 13.1

Certification pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, of the Chief Executive Officer.

In connection with the Annual Report of Corporación Inmobiliaria Vesta, S.A.B. de C.V. (the “Company”) on Form 20-F for the year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lorenzo Dominique Berho Carranza, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 19th, 2024
By: /s/ Lorenzo Dominique Berho Carranza
Name: Lorenzo Dominique Berho Carranza
Title: Chief Executive Officer